UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2010

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

HCP Transaction

On August 31, 2010, Sunrise Senior Living, Inc. (“Sunrise”) and two of its subsidiaries, Sunrise Senior Living Management, Inc. (“SSLMI”) and Sunrise Senior Living Services, Inc. (“SSLSI” and together with SSLMI and Sunrise, the “Sunrise Parties”) entered into a Settlement and Restructuring Agreement (the “Settlement Agreement”), effective as of August 31, 2010 (the “Effective Date”), with HCP, Inc. (“HCP”) and certain of its affiliates (collectively with “HCP”, the “HCP Parties”) regarding certain senior living facilities owned by the HCP Parties and operated by the Sunrise Parties (each a “Facility” and collectively the “Facilities”). Pursuant to the Settlement Agreement, Sunrise’s management of 27 Facilities (collectively, the “Transition Facilities”) will be transitioned to a new third-party operator. The Settlement Agreement also provides for the release of all claims between the HCP Parties, the Sunrise Parties and the third party tenants of the Facilities (“Tenants”) relating to the Facilities and 2 other facilities operated by Sunrise, including the settlement of litigation already commenced and continuing between the parties in the U.S. District Court in the Eastern District of Virginia and in the Delaware Chancery Court (the “Litigation”) and the dismissal of the Litigation with prejudice by all the parties within 5 days of the Effective Date.

In connection with the Settlement Agreement, HCP will make a cash payment to Sunrise in an aggregate amount of $50,000,000 payable to Sunrise as follows: (i) $40,000,000 payable on the Effective Date and (ii) subsequent installments totaling $10,000,000 (the “Future Payments”) payable upon the earlier of (a) the completion of the transition of the Transition Facilities to a new third-party operator on a portfolio-by-portfolio basis or (b) subject to Sunrise’s compliance with certain transition obligations, twelve (12) months after the Effective Date. The proceeds of the transaction will be used by Sunrise to pay down the Company’s bank credit facility and various other debt obligations as more fully described below.

In addition, the Settlement Agreement and the documents related thereto provide for:

•	the granting of a security interest to the HCP Parties in certain Facility-Related Documents (hereinafter defined) to which the Sunrise Parties are a party, with respect to the Transition Facilities;

•

the subordination of the Sunrise Parties’ interests in the various management or operating agreements (“Management Agreements”), and related owner agreements, pooling agreements, master agreements, earn out agreements, leasehold pooling agreements, guarantees, letter agreements and other ancillary agreements (collectively, the “Facility-Related Documents”) with respect to the Transition Facilities, to the interest of the applicable HCP Party in the Transition Facilities and the leases between the HCP Parties and the Tenants of the Transition Facilities. As a consequence of the subordination, the Management Agreements and the Facility-Related Documents for the Transition Facilities will automatically terminate upon lease termination;

•

following the Effective Date, the Sunrise Parties cooperating with the HCP Parties in good faith to negotiate to restructure the leasing and management structure of up to 35 other Facilities to implement possible alternative structures pursuant to the REIT Investment Diversification and Empowerment Act of 2007 (the “Restructuring”). The parties have agreed that the Restructuring shall not have a net adverse economic effect on the Sunrise Parties;

•	the amendment of certain agreements related to the Facilities among the HCP Parties, SSLMI, SSLSI, and the Tenants; and

•	the Sunrise Parties taking on certain obligations with respect to the transition of the Transition Facilities to new operators and assisting with the Restructuring.

The lenders under the Credit Agreement (as defined below) consented to the Settlement Agreement.

In 2009, Sunrise earned approximately $13.8 million in management fees from the Transition Facilities. Upon completion of the transition of the Transition Facilities, Sunrise will no longer receive management fees attributable to these facilities.

The foregoing description of the Settlement Agreement and the documents related thereto is qualified in its entirety by reference to the full text of the Settlement Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 31, 2010, the Company issued a press release announcing the execution of the Settlement Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Fourteenth Amendment to Credit Facility

On August 31, 2010, Sunrise entered into a Fourteenth Amendment (the “Amendment”) to its Credit Agreement, dated as of December 2, 2005 (as previously amended, the “Credit Agreement”), by and among Sunrise, certain subsidiaries of Sunrise that are parties thereto, the lenders that are parties thereto from time to time (the “Lenders”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) and in its capacity as Swingline Lender and letter of credit issuer (the “L/C Issuer”).

The Amendment, among other matters, extends the maturity date of the Credit Agreement from December 2, 2010 to December 2, 2011. In connection with the Amendment, Sunrise (a) made a $15 million principal repayment to the Lenders on the Effective Date from the proceeds of the HCP transaction and (b) assigned to the Administrative Agent for the benefit of the Lenders all right, title and interest of the Sunrise Parties to the Future Payments owed to the Sunrise Parties in connection with the HCP transaction as described above and agreed to pay $10 million (or the amount outstanding under the loans, if less) in reduction of principal 1 year after the effective date of the Amendment to the extent not paid from the Future Payments.

The Amendment further provides that the current aggregate commitments of approximately $39.9 million (before giving effect to the $15 million principal repayment discussed below) shall be permanently reduced by the $15 million principal repayment and any future principal repayments or cancellations of letters of credit. The Amendment further (i) extends the suspension of the obligation of the Lenders and the L/C Issuer to (1) advance any additional proceeds of the loans to the borrowers or (2) issue any new letters of credit for the accounts of any of the obligors (which include the borrowers and the guarantors under the Credit Agreement) or their subsidiaries, and (ii) provides for the renewal of certain scheduled letters of credit in accordance with the annual renewal provisions of such letters of credit, for up to twelve months beyond their expiration dates, subject to certain conditions set forth in the Amendment.

As of August 31, 2010, after the $15 million repayment, Sunrise had outstanding borrowings of approximately $8.4 million under the Credit Agreement and outstanding letters of credit of approximately $16.5 million.

In connection with the execution of the Amendment, Sunrise paid the Lenders an amendment fee of approximately $124,000.

From time to time, Sunrise has had customary commercial banking relationships with certain of the Lenders under the Credit Agreement, including other commercial lending and banking arrangements. In addition, Sunrise may have engaged and may in the future engage, from time to time, one or more of the Lenders or their affiliates to provide investment banking and other advisory and financial services to Sunrise.

The Credit Agreement was filed as Exhibit 10.1 to Sunrise’s Current Report on Form 8-K filed on December 8, 2005. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 31, 2010, Sunrise issued a press release announcing the execution of the Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Loan Agreements with Wells Fargo Bank

On August 31, 2010, Sunrise Pasadena CA Senior Living, LLC (“Sunrise Pasadena”) and Sunrise Pleasanton CA Senior Living, LP (“Sunrise Pleasanton” and together with Sunrise Pasadena, the “Pasadena/Pleasanton Borrowers”) entered into a Second Modification Agreement (Secured Loan) dated August 31, 2010 (the “Pasadena/Pleasanton Second Modification Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”) regarding that certain Loan Agreement dated September 28, 2007, as modified by that certain Modification Agreement (Secured Loan) dated February 10, 2010 (the “Pasadena/Pleasanton Loan Agreement”) by and between the Pasadena/Pleasanton Borrowers and Wells Fargo.

In addition, on August 31, 2010, Sunrise Monterey Senior Living, LP (“Sunrise Monterey”) entered into a Second Modification Agreement (Secured Loan) dated August 31, 2010 (the “Monterey Second Modification Agreement”) with Wells Fargo regarding that certain Building Loan Agreement dated April 10, 2008, as modified by that certain Modification Agreement (Secured Loan) dated February 10, 2010 (the “Monterey Loan Agreement”) by and between Sunrise Monterey and Wells Fargo.

Sunrise Pasadena and Sunrise Pleasanton own undeveloped land (the “Pasadena/Pleasanton Properties”) respectively located in Pasadena and Pleasanton, California, and Sunrise Monterey owns and operates Sunrise’s Monterey Property located in Monterey, California (the “Monterey Property”). Sunrise Pasadena, Sunrise Pleasanton and Sunrise Monterey are consolidated subsidiaries of Sunrise.

The Pasadena/Pleasanton Second Modification Agreement, among other matters, (i) extended the maturity date of the Pasadena/Pleasanton Loan Agreement to December 1, 2011, (ii) provided for a $5 million principal payment to be made by the Pasadena/Pleasanton Borrowers at closing; and (iii) waived defaults under the Pasadena/Pleasanton Loan Agreement.

As of August 31, 2010 (and after giving effect to the $5 million principal payment made on August 31, 2010), there was approximately $6.9 million in outstanding borrowings under the Pasadena/Pleasanton Loan Agreement. The Pasadena/Pleasanton Borrowers’ obligations under the Pasadena/Pleasanton Loan Agreement are secured by deeds of trust on the Pasadena/Pleasanton Properties and the Monterey Property and are guaranteed by Sunrise and Sunrise Monterey.

The Monterey Second Modification Agreement, among other matters, (i) modified the maturity date of the Monterey Loan Agreement to June 1, 2013, (ii) provided for a $15 million principal payment to be made by Sunrise Monterey at closing, (iii) released Sunrise as guarantor under the Repayment Guaranty (Secured Loan), dated April 10, 2008, by Sunrise in favor of Wells Fargo, as amended, (iv) set the interest rate on amounts outstanding from the effective date of the Monterey Second Modification Agreement until May 31, 2012 to LIBOR plus 3% (with an all-in floor of 3.5% for that period) and increased the interest rate on amounts outstanding for the period June 1, 2012 to June 1, 2013 to LIBOR plus 4% (with an all-in floor of 4.5% for that period), (v) instituted a cash sweep of all excess cash at the Monterey Property (after payment of certain permitted operating expenses and debt service), which excess cash will be used by Wells Fargo to pay down the outstanding principal balance of the loan, and (vi) eliminated all operating covenants.

As of August 31, 2010, (and after giving effect to the $15 million principal payment made on August 31, 2010), there was approximately $21 million in outstanding borrowings under the Monterey Loan Agreement. Sunrise Monterey’s obligations under the Monterey Loan Agreement are secured by deeds of trust on the Monterey Property and the Pasadena/Pleasanton Properties and are guaranteed by the Pasadena/Pleasanton Borrowers.

In connection with the modification of both the Pasadena/Pleasanton Loan Agreement and the Monterey Loan Agreement, a $35,000 one-time fee was paid to Wells Fargo on August 31, 2010.

The foregoing description of the Pasadena/Pleasanton Second Modification Agreement and the Monterey Second Modification Agreement is qualified in its entirety by reference to the full text of the Pasadena/Pleasanton Second Modification Agreement and the Monterey Second Modification Agreement, which are attached hereto as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment to Loan Agreement with Chevy Chase Bank

On August 30, 2010, Sunrise Connecticut Avenue Assisted Living L.L.C. (“SCA”), a subsidiary of Sunrise which owns and operates Sunrise’s Connecticut Avenue property in Washington, D.C., entered into amendments and settlement agreements (the “Amendments and Settlement Agreements”) with respect to (i) two Loan Agreements, dated as of August 28, 2007 (as amended from time to time, the “Loan Agreements”), by and among SCA and Chevy Chase Bank, a division of Capital One, N.A., as agent for the lenders party thereto (“Chevy Chase”) and (ii) certain notes executed in connection with the entry into the Loan Agreements (together with the Loan Agreements, the “Loan Documents”).

The Amendments and Settlement Agreements, among other matters, (i) extended the maturity date of the Loan Documents to December 2, 2011, (ii) provided for a $5 million principal payment on the outstanding borrowings of approximately $24.2 million under one of the Loan Agreements (“Loan A”), thereby reducing the principal amount of Loan A to approximately $19.2 million and (iii) amended the occupancy calculation covenant. As of August 31, 2010 (and after giving effect to the $5 million principal payment made on August 31, 2010), Sunrise had outstanding borrowings of approximately $29.2 million under the Loan Agreements. Pursuant to the Amendments and Settlement Agreements, SCA paid Chevy Chase, for the benefit of the lenders, a one-time amendment fee in the amount of $73,102.

SCA’s obligations under the Loan Documents are secured by a deed of trust on the real property owned by SCA and located in Washington, D.C. and are guaranteed by Sunrise.

The foregoing description of the Loan Documents is qualified in its entirety by reference to the full text of the Loan Documents, which are attached hereto as Exhibits 10.5 to 10.9 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On August 31, 2010, Sunrise and certain of its affiliates closed into escrow the previously announced sale of the real property and related assets of eight of Sunrise’s nine German assisted living facilities to GHS Pflegeresidenzen Grundstücks GmbH and TMW Pramerica Property Investment GmbH, the Munich-based business of Prudential Real Estate Investors, pursuant to a purchase and sale agreement dated May 27, 2010, as amended (the “Purchase and Sale Agreement”). The consideration for the Wiesbaden property was paid to the lender that held a lien on the property. The consideration for the remaining seven properties was funded into an escrow account to be released on a property-by-property basis to the respective lenders as liens are discharged on each property and legal title is transferred to the purchasers.

A description of the Purchase and Sale Agreement is set forth in a Current Report on Form 8-K filed by Sunrise with the U.S. Securities and Exchange Commission on June 3, 2010 and is incorporated herein by reference.

Effective September 1, 2010, Sunrise transferred the management of these eight communities to Kursana Seniorenvilla GmbH, a Germany-based senior living provider.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

10.1	Settlement and Restructuring Agreement by and among HCP, Inc. and the Landlords as set forth therein and Sunrise Senior Living, Inc. and the Operators set forth therein, dated as of August 31, 2010.

10.2	Fourteenth Amendment to Credit Agreement, dated August 31, 2010, by and among Sunrise Senior Living, Inc., certain subsidiaries of Sunrise Senior Living, Inc. party thereto, the lenders from time to time party thereto and Bank of America, N.A.

10.3	Second Modification Agreement (Secured Loan), dated August 31, 2010, by and between Sunrise Pasadena CA Senior Living, LLC and Sunrise Pleasanton CA Senior Living, L.P., as borrowers, and Wells Fargo Bank, National Association, as lender.

10.4	Second Modification Agreement (Secured Loan), dated August 31, 2010, by and between Sunrise Monterey Senior Living, LP, as borrower, and Wells Fargo Bank, National Association, as administrative agent.

10.5	Fourth Amendment to Loan Agreement and Settlement Agreement (Loan A), dated August 30, 2010, by and among Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as agent for the lenders party thereto.

10.6	Third Amendment to Deed of Trust Note A (Loan A), dated August 30, 2010, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and MB Financial Bank, N.A., as lender.

10.7	Third Amendment to Deed of Trust Note A (Loan A), dated August 30, 2010, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.

10.8	Fourth Amendment to Loan Agreement and Settlement Agreement (Loan B), dated August 30, 2010, by and among Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.

10.9	Third Amendment to Deed of Trust Note B (Loan B), dated August 30, 2010, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.

99.1	Press release issued by Sunrise Senior Living, Inc. on August 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: September 3, 2010	By:	/s/ Mark S. Ordan
		Name:	Mark S. Ordan
		Title:	Chief Executive Officer

Exhibit Index

10.1	Settlement and Restructuring Agreement by and among HCP, Inc. and the Landlords as set forth therein and Sunrise Senior Living, Inc. and the Operators set forth therein, dated as of August 31, 2010.

10.2	Fourteenth Amendment to Credit Agreement, dated August 31, 2010, by and among Sunrise Senior Living, Inc., certain subsidiaries of Sunrise Senior Living, Inc. party thereto, the lenders from time to time party thereto and Bank of America, N.A.

10.3	Second Modification Agreement (Secured Loan), dated August 31, 2010, by and between Sunrise Pasadena CA Senior Living, LLC and Sunrise Pleasanton CA Senior Living, L.P., as borrowers, and Wells Fargo Bank, National Association, as lender.

10.4	Second Modification Agreement (Secured Loan), dated August 31, 2010, by and between Sunrise Monterey Senior Living, LP, as borrower, and Wells Fargo Bank, National Association, as administrative agent.

10.5	Fourth Amendment to Loan Agreement and Settlement Agreement (Loan A), dated August 30, 2010, by and among Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as agent for the lenders party thereto.

10.6	Third Amendment to Deed of Trust Note A (Loan A), dated August 30, 2010, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and MB Financial Bank, N.A., as lender.

10.7	Third Amendment to Deed of Trust Note A (Loan A), dated August 30, 2010, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.

10.8	Fourth Amendment to Loan Agreement and Settlement Agreement (Loan B), dated August 30, 2010, by and among Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.

10.9	Third Amendment to Deed of Trust Note B (Loan B), dated August 30, 2010, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.

99.1	Press release issued by Sunrise Senior Living, Inc. on August 31, 2010.